Virtus Seix Limited Duration Fund,

a series of Virtus Asset Trust

Supplement dated February 1, 2018 to the Prospectuses and

Statement of Additional Information (“SAI”) dated June 23, 2017, as supplemented

Important Notice to Investors

The Board of Trustees of Virtus Asset Trust has approved the liquidation of Virtus Seix Limited Duration Fund (the “Fund”). Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. As previously announced, effective January 26, 2018, the Fund was closed to new investors and additional investor deposits.

On or about February 7, 2018 (the “Liquidation Date”), the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Fund for shares of the same class of any other Virtus Mutual Fund. Shareholders may also redeem their shares at any time prior to the Fund’s liquidation on the Liquidation Date. There will be no fee or sales charges associated with exchange or redemption requests.

Because the exchange or redemption of your shares could be a taxable event, we suggest that you consult with your tax advisor prior to the Fund’s liquidation.

Investors should retain this supplement with the Prospectuses and

SAI for future reference.

VAT 8622/LtdDurClosing (1/2018)